Exhibit 99(a)(19)

                              Letter of Transmittal
                            To Surrender Certificates
                      Formerly Representing Common Units of
                         U.S. Timberlands Company, L.P.

                       The Paying Agent For The Merger Is:

                     American Stock Transfer & Trust Company

      By Facsimile Transmission                  Confirm By Telephone:
      (for Eligible Institutions only)           (800) 937-5449
      (718) 234-5001                             (718) 921-8200


      By Mail:                                   By Hand or Overnight Courier:
      59 Maiden Lane                             59 Maiden Lane
      New York, New York 10038                   New York, New York  10038

           DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER
          THAN AS SET FORTH ABOVE, OR TRANSMISSION OF INSTRUCTIONS VIA
      FACSIMILE OTHER THAN AS SET FORTH ABOVE, DOES NOT CONSTITUTE A VALID
        DELIVERY TO THE PAYING AGENT. THE INSTRUCTIONS CONTAINED WITHIN
         THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS
                      LETTER OF TRANSMITTAL IS COMPLETED.

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                     DESCRIPTION OF CERTIFICATES SURRENDERED

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NAME(S) AND ADDRESS(ES) OF      CERTIFICATE               TOTAL NUMBER OF COMMON
REGISTERED HOLDER(S)            NUMBER(S)                 UNITS REPRESENTED BY
                                                          CERTIFICATES

--------------------------      ---------------------     ----------------------

--------------------------      ---------------------     ----------------------

--------------------------      ---------------------     ----------------------

                    NOTE: SIGNATURES MUST BE PROVIDED BELOW.
                PLEASE READ ACCOMPANYING INSTRUCTIONS CAREFULLY.

To American Stock Transfer & Trust Company, as Paying Agent (the "Paying
Agent"):

      The undersigned has received a copy of the Notice (the "Notice") of the merger (the "Merger") of U.S. Timberlands Acquisition Co., LLC, a Delaware limited liability company, with and into U.S. Timberlands Company, L.P., a Delaware limited partnership (the "Company"), which Merger was completed on June 26, 2003. With respect to the common units of limited partnership interest of the Company (the "Common Units") held by the undersigned at the time of the Merger, the undersigned hereby surrenders the above-described certificate(s) (the "Certificate(s)") formerly representing Common Units for payment of $3.00 cash per Common Unit, without interest (the "Merger Consideration"), by the Paying Agent.

         The name(s) and address(es) of the registered holder(s) are printed under "DESCRIPTION OF CERTIFICATES SURRENDERED," as they appear on the Certificate(s). The Certificate(s) and the number of Common Units that the undersigned wish(es) to surrender are indicated in the appropriate place.

      The undersigned will, upon request, execute any additional document(s) deemed by the Paying Agent or the Company to be necessary to complete the transmittal of the Certificate(s) surrendered hereby.

      The undersigned hereby represents and warrants that the undersigned has full power and authority to surrender any Certificate(s) delivered herewith for payment as provided herein and that, when the Merger Consideration is paid by the Paying Agent, the Company will not be subject to any adverse claim in respect of such Certificate(s).

      The undersigned hereby irrevocably appoints the Paying Agent as the true and lawful agent and attorney-in-fact of the undersigned with respect to the Certificate(s) with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to deliver such Certificate(s), together with all accompanying evidences of transfer and authenticity, for cancellation upon receipt by the Paying Agent, as the undersigned's agent, of the Merger Consideration. All authority conferred or agreed to be conferred in this Letter of Transmittal shall be binding upon the successors, assigns, heir, executors, administrators and legal representatives of the undersigned shall not be affected by, and shall survive, the death or incapacity of the undersigned.

      Unless otherwise indicated under "SPECIAL PAYMENT INSTRUCTIONS," below, please issue the check for the Merger Consideration in the name(s) of the registered holder(s) appearing under "DESCRIPTION OF CERTIFICATE(S) SURRENDERED," above. Similarly unless otherwise indicated under "SPECIAL DELIVERY INSTRUCTIONS," below, please mail the check for the Merger Consideration to the address of the registered holder(s) appearing under "DESCRIPTION OF CERTIFICATE(S) SURRENDERED," above. In the event that both "SPECIAL DELIVERY INSTRUCTIONS" and "SPECIAL PAYMENT INSTRUCTIONS" are completed, please issue the check for the Merger Consideration in the name, and deliver the check to, the person and address so indicated.

                          SPECIAL PAYMENT INSTRUCTIONS
               (SIGNATURE GUARANTEE REQUIRED - SEE INSTRUCTION 2)

      To be completed ONLY if the check for the Merger Consideration is to be issued in the name of someone other than the registered holder(s).

Issue check to:

Name: __________________________________________________________________________
                             (PLEASE TYPE OR PRINT)

Address: _______________________________________________________________________

________________________________________________________________________________
                               (INCLUDE ZIP CODE)

________________________________________________________________________________

________________________________________________________________________________
                 (TAX IDENTIFICATION OR SOCIAL SECURITY NUMBER)

                          SPECIAL DELIVERY INSTRUCTIONS
               (SIGNATURE GUARANTEE REQUIRED -- SEE INSTRUCTION 2)

      To be completed ONLY if the check for the Merger Consideration is to be mailed to someone other than the registered holder(s) or to the registered holder(s) at an address other than that shown

Mail check to:

Name: __________________________________________________________________________
                             (PLEASE TYPE OR PRINT)

Address: _______________________________________________________________________

________________________________________________________________________________
                               (INCLUDE ZIP CODE)

________________________________________________________________________________

________________________________________________________________________________
                 (TAX IDENTIFICATION OR SOCIAL SECURITY NUMBER)

                                    SIGN HERE
                       (ALSO COMPLETE SUBSTITUTE FORM W-9)

Dated: _____________, 2003

________________________________________________________________________________

________________________________________________________________________________

                     (SIGNATURE(S) OF REGISTERED HOLDER(S))

      (Must be signed by registered holder(s) exactly as name(s) appear(s) on the Certificate(s) or by (a) person(s) authorized to become (a) registered holder(s) by certificates and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, please provide the following information and see Instruction 2.)

NAME(S) ________________________________________________________________________

________________________________________________________________________________

                             (PLEASE TYPE OR PRINT)

CAPACITY (FULL TITLE) __________________________________________________________
                               (SEE INSTRUCTION 2)

ADDRESS ________________________________________________________________________

________________________________________________________________________________
                               (INCLUDE ZIP CODE)

AREA CODE AND TELEPHONE NO.      (    ) ______________     (    ) ______________

TAX IDENTIFICATION OR SOCIAL SECURITY NO. ________________________

                    (SEE SUBSTITUTE FORM W-9 ON REVERSE SIDE)

                            GUARANTEE OF SIGNATURE(S)
                               (SEE INSTRUCTION 2)

Authorized Signature ___________________________________________________________

Name ___________________________________________________________________________

________________________________________________________________________________
                             (PLEASE TYPE OR PRINT)

Name of Firm ___________________________________________________________________

Address ________________________________________________________________________

________________________________________________________________________________
                               (INCLUDE ZIP CODE)

AREA CODE AND TELEPHONE NO.      (    ) ______________     (    ) ______________

      FOR USE BY FINANCIAL INSTITUTIONS ONLY. FINANCIAL INSTITUTIONS: PLACE MEDALLION GUARANTEE IN SPACE BELOW.

                                  INSTRUCTIONS

      1. DELIVERY OF LETTER OF TRANSMITTAL AND CERTIFICATE(S). Each person who wishes to receive the Merger Consideration should execute (or, if such person is not the registered holder of the Certificate(s) to be surrendered, to arrange for such registered holder or such holder's duly authorized representative to execute) and mail or deliver this Letter of Transmittal to the Paying Agent. Surrendered Certificate(s), as well as a properly completed and duly executed Letter of Transmittal and any other documents required by this Letter of Transmittal, must be received by the Paying Agent at one of its addresses set forth in this Letter of Transmittal in order for the appropriate person to receive the Merger Consideration.

      Payment of the Merger Consideration for all Common Units cancelled in the Merger shall in all cases be made only after receipt by the Paying Agent of Certificate(s) for such Common Units, a properly completed and duly executed Letter of Transmittal and all other required documents.

      All questions as to the validity of any surrender of Certificate(s) or mailing or delivery of this Letter of Transmittal shall be determined by the Company, which determination shall be final and binding. The Company reserves the absolute right to reject any or all Certificate(s) or Letters of Transmittal not in proper form or the payment for which may, in the opinion of counsel for the Company, be unlawful. The Company also reserves the absolute right to waive any defect or irregularity in the surrender of any Certificate(s) or Letters of Transmittal. Neither the Company, its affiliates, the Paying Agent, nor any other person will be under any duty to give notification of any defects or irregularities in any Letter of Transmittal or will incur any liability for failure to give any such notification to any person (even if such notification is given to other persons).

      2. SIGNATURES; SIGNATURE GUARANTEES. If Certificate(s) are registered in the name of a person other than the signer of this Letter of Transmittal, the Certificate(s) must be duly endorsed, or accompanied by power(s) signed by the registered holder(s), with the signature(s) on the endorsement(s) or power(s) guaranteed thereon and on this Letter of Transmittal as provided below. If the surrendered Certificate(s) are owned of record by two or more joint holders, all such holders must sign this Letter of Transmittal. If this Letter of Transmittal is executed by an officer on behalf of a corporation or by an executor, administrator, trustee, guardian, attorney, agent or other person acting in a fiduciary or representative capacity, proper documentary evidence must be furnished of the authority of the person executing the same. Questions regarding such evidence may be referred to the Paying Agent at (800) 937-5449.

      IF CERTIFICATES ARE SURRENDERED BY A REGISTERED HOLDER WHO HAS COMPLETED THE SECTION ENTITLED "SPECIAL DELIVERY INSTRUCTIONS" OR THE SECTION ENTITLED "SPECIAL PAYMENT INSTRUCTIONS," SIGNATURES ON THIS LETTER OF TRANSMITTAL MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM PURSUANT TO RULE 17AD-15 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, UNLESS SURRENDERED ON BEHALF OF SUCH MEMBER.

      No signature guarantee is required (a) if this Letter of Transmittal is signed by the registered holder(s) of the Certificate(s) surrendered with this Letter of Transmittal and payment is to be made directly to such registered holder(s) or (b) if such Certificate(s) are surrendered for the account of a member firm of a registered national securities exchange in the United States or of the NASD or a commercial bank or trust company having an office or correspondent in the United States.

      3. TRANSFER TAXES. If the Merger Consideration is to be paid to any person(s) other than registered holder(s) of the Certificate(s), or if the Certificate(s) are registered in the name(s) of any person(s) other than the person(s) signing this Letter of Transmittal, the amount of any transfer taxes (whether imposed on the record holder(s) or such person(s)), payable on account of the transfer to such person(s), shall be deducted from the Merger Consideration unless satisfactory evidence of the payment of such taxes or exemption therefrom is submitted.

      EXCEPT AS PROVIDED IN THIS INSTRUCTION 3, IT WILL BE NECESSARY FOR TRANSFER TAX STAMPS TO BE AFFIXED TO THE CERTIFICATE(S) SURRENDERED HEREBY.

      4. METHOD OF DELIVERY OF LETTER OF TRANSMITTAL AND CERTIFICATE(S). The method of delivery of this Letter of Transmittal, the Certificate(s) any other required documents is at the option and risk of the holder of the Certificate(s), but the delivery will be deemed made only when actually received by the Paying Agent. If such delivery is by mail, registered mail with return receipt requested, properly insured, is recommended. For those holders who desire to surrender their Certificate(s) by mail, an envelope addressed to the Paying Agent is enclosed.

      5. MULTIPLE REGISTRATIONS. If a holder's Common Units that were cancelled in the Merger were registered differently on several Certificates, it will be necessary for such holder to complete, sign and submit as many separate Letters of Transmittal as there are different registrations for such Common Units.

      6. INADEQUATE SPACE. If the space provided herein is inadequate, the requested information should be listed on a separate signed schedule attached hereto.

      7. LOST, DESTROYED OR STOLEN CERTIFICATE(S). In the event that the holder is unable to deliver to the Paying Agent any Certificate(s) due to the mutilation, loss, theft or destruction of such Certificate(s), this Letter of Transmittal may nevertheless be submitted, together with any documents that may be required, subject to acceptance at the discretion of the Company, provided, among other requirements, that the holder agrees to indemnify the Company by signing the form of indemnity agreement, which may be obtained from the Paying Agent. The Company will also require the holder to purchase a corporate bond of indemnity if the Certificate(s) were lost or destroyed by the holder or the holder's agent. Please call the Paying Agent at (800) 937-5449 to obtain an affidavit of loss.

      8. REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES. Requests for assistance or additional copies of this Letter of Transmittal may be obtained from the Paying Agent at its address or telephone number set forth on the cover page of this Letter of Transmittal.

      9. 31% BACKUP WITHHOLDING; SUBSTITUTE FORM W-9. In order to avoid backup withholding of Federal income tax on the cash received upon the surrender of Certificate(s), a holder must, unless an exemption applies, provide the Paying Agent with his correct taxpayer identification number ("TIN") on SUBSTITUTE FORM W-9 on this Letter of Transmittal and certify, under penalty of perjury, that such number is correct. If the correct TIN is not provided, a $50 penalty may be imposed by the Internal Revenue Service and payments made in exchange for the surrendered Certificate(s) may be subject to backup withholding of 31%.

      Backup withholding is not an additional Federal income tax. Rather, the amount of such tax withheld will be credited against the Federal income tax liability of persons subject to backup withholding. If backup withholding results in an overpayment of taxes, a refund may be obtained from the Internal Revenue Service.

      The TIN that must be provided on the SUBSTITUTE FORM W-9 is that of the registered holder(s) of the Certificate(s) or the last transferee appearing on the transfers attached to, or endorsed on, the Certificate(s). The TIN for an individual is his social security number. If the holder has not been issued a TIN and has applied for a number or intends to apply for a number in the near future, such holder should write "Applied For" in the space provided for in the TIN in Part 1, sign and date the Substitute Form W-9 and complete the section entitled "CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER." If "Applied For" is written in Part 1, the Paying Agent will withhold 31% on all payments of the purchase price until a TIN is provided to the Paying Agent. Exempt persons (including, among others, corporations) are not subject to backup withholding and should indicate their exempt status on SUBSTITUTE FORM W-9. A foreign individual may qualify as an exempt person by submitting a statement, signed under penalty of perjury, certifying such individual's foreign status. Such statements can be obtained from the Paying Agent. As holder should consult his tax advisor about his qualification for exemption from backup withholding and the procedures for obtaining such exemption.

              PAYER'S NAME: AMERICAN STOCK TRANSFER & TRUST COMPANY

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       SUBSTITUTE FORM W-9 REQUEST FOR TAXPAYER IDENTIFICATION NUMBER AND
             CERTIFICATION (PLEASE REFER TO ACCOMPANYING GUIDELINES)

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Part I--PLEASE PROVIDE YOUR SUBSTITUTE FORM W-9 TIN AND CERTIFY BY SIGNING AND
DATING BELOW. (If awaiting TIN write "Applied For")

Part II--CERTIFICATION--Under penalties of perjury, I certify that:

(1) The number shown on this form is my correct Taxpayer Identification Number (or I am waiting for a number to be issued to me), and

(2) I am not subject to backup withholding either because (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (the "IRS") that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding.

      CERTIFICATION INSTRUCTIONS--You must cross out item (2) above if you have been notified by the IRS that you are currently subject to backup withholding because of under-reporting interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding you received another notification from the IRS that you are no longer subject to backup withholding, do not cross out item (2). (Also see instructions in the enclosed GUIDELINES.)

Signature __________________________               Date _____________ , 2003

Name: ______________________________
              (Please Print)

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING
      OF 31%. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

      YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU INDICATED "APPLIED FOR" IN PLACE OF A TIN IN SUBSTITUTE FORM W-9.

      CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

      I CERTIFY UNDER PENALTIES OF PERJURY THAT A TAXPAYER IDENTIFICATION NUMBER HAS NOT BEEN ISSUED TO ME, AND EITHER (1) I HAVE MAILED OR DELIVERED AN APPLICATION TO RECEIVE A TAXPAYER IDENTIFICATION NUMBER TO THE APPROPRIATE INTERNAL REVENUE SERVICE CENTER OR SOCIAL SECURITY ADMINISTRATION OFFICE, OR (2) I INTEND TO MAIL OR DELIVER AN APPLICATION IN THE NEAR FUTURE. I UNDERSTAND THAT IF I DO NOT PROVIDE A TAXPAYER IDENTIFICATION NUMBER BY THE TIME OF PAYMENT, 31% OF ALL REPORTABLE PAYMENTS MADE TO ME WILL BE WITHHELD, BUT THAT SUCH AMOUNTS MAY BE REFUNDED TO ME IF I THEN PROVIDE A TAXPAYER IDENTIFICATION NUMBER TO THE DEPOSITORY WITHIN SIXTY (60) DAYS.

Signature ______________________________        Date  ____________________, 2003

Name ___________________________________
                (Please Print)